Exhibit 10.1

                           CONSENT AND AMENDMENT NO. 1

                                       TO

                           LOAN AND SECURITY AGREEMENT

            THIS CONSENT AND AMENDMENT NO. 1 (this "Amendment") is entered into as of August 14, 2006, by and among BUCYRUS INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware ("Bucyrus"), MINSERCO, INC., a corporation organized under the laws of the State of Delaware ("Minserco"), and BOONVILLE MINING SERVICES, INC., a corporation organized under the laws of the State of Delaware ("Boonville"); (Bucyrus, Minserco and Boonville, each a "Borrower" and collectively, the "Borrowers"), BUCYRUS CANADA LIMITED, a corporation organized under the laws of the Province of Ontario ("Bucyrus Canada" and a "Guarantor"), the financial institutions set forth on the signature pages hereto (each a "Lender" and collectively, "Lenders"), GMAC COMMERCIAL FINANCE LLC, a limited liability company organized under the laws of the State of Delaware ("GMAC CF"), as administrative agent and collateral agent for the Lenders (GMAC CF, in such capacities, the "Agent") and as sole lead arranger, JPMORGAN CHASE BANK, N.A. as Documentation Agent, and LASALLE BANK NATIONAL ASSOCIATION as Syndication Agent.

                                   BACKGROUND

      Borrowers, Agent and Lenders are parties to an Amended and Restated Loan and Security Agreement dated as of May 27, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

      Borrowers have requested that Agent and Lenders consent to an increase in the Maximum Revolving Advance Amount to $135,000,000, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

      NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

      2. Consent. Subject to satisfaction of the conditions precedent set forth in Section 4 below, each Lender hereby consents to the increase of the Maximum Revolving Advance Amount from $120,000,000 to $135,000,000 and the increase of its revolving commitment amount from $40,000,000 to $45,000,000.

      3. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

            (a) Section 1.2 is amended as follows:

                  (i) the following defined term is amended in its entirety to provide as follows:

                  "Maximum Revolving Advance Amount" shall mean $135,000,000; provided, however, upon receipt by Agent of a written request from Borrowing Agent to Agent, the Maximum Revolving Advance Amount shall be reduced in increments of not less than $10,000,000 to the amount specified by Borrowing Agent from time to time; and provided, further, upon receipt by Agent of a written request from Borrowing Agent to Agent at a time when no Default or Event of Default shall have occurred and is continuing and subject to the prior written approval of each Lender, the Maximum Revolving Advance Amount shall be increased (x) in increments of not less than $10,000,000 (y) not more than two
(2) times, and (z) so that the total of such increments do not exceed an aggregate amount of $15,000,000. In no event shall the Maximum Revolving Advance Amount exceed $150,000,000.

      4. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received
(i) four (4) copies of this Amendment executed by Borrowers and Lenders and consented and agreed to by Guarantor, (ii) the Second Amended and Restated Notes, in the form of Exhibit A attached hereto, duly executed and delivered by Borrowers, and (iii) and such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

      5. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

            (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

            (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

            (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

      6. Effect on the Loan Agreement.

            (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

      7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

      8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      9. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                    BUCYRUS INTERNATIONAL, INC.


                                    By: /s/ T. W. Sullivan
                                       -----------------------------------------
                                    Name:  T. W. Sullivan
                                    Title: CEO & President


                                    MINSERCO, INC.


                                    By: /s/ T. W. Sullivan
                                       -----------------------------------------
                                    Name:  T. W. Sullivan
                                    Title: CEO, President & Chairman
                                           of the Board


                                    BOONVILLE MINING SERVICES, INC.


                                    By: /s/ T. W. Sullivan
                                       -----------------------------------------
                                    Name:  T. W. Sullivan
                                    Title: CEO, President & Chairman
                                           of the Board


                                    GMAC COMMERCIAL FINANCE LLC,
                                    as Agent and Lender


                                    By: /s/ Frank DiCeglie
                                       -----------------------------------------
                                    Name:  Frank DiCeglie
                                    Title: Director

                                    Commitment Percentage:  33.3333%


                                    JPMORGAN CHASE BANK, NATIONAL
                                    ASSOCIATION, as Lender


                                    By: /s/ Jane W. Mezera
                                       -----------------------------------------
                                    Name:  Jane W. Mezera
                                    Title: Vice President

                                    Commitment Percentage:  33.3333

                                    LASALLE BANK NATIONAL ASSOCIATION, as Lender

                                    By: /s/ D. Marinovic
                                       -----------------------------------------
                                    Name:  Dusko Marinovic
                                    Title: Vice President

                                    Commitment Percentage:  33.3333%


CONSENTED AND AGREED TO:


/s/ T. W. Sullivan
-------------------------------
BUCYRUS CANADA LIMITED